Exhibit 10.10

In re	CHARYS HOLDING COMPANY, INC	Case No.	08-10289 (BLS)
	Debtor	Reporting Period:	May 1 through 31

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown on the Cash Receipts and Disbursements Report (MOR-1) list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of compensation paid (e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, Etc.). Attach additional sheets if necessary.

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
Billy V Ray, Jr	Gross Payroll	$25,000	$87,500
Billy V Ray, Jr	Car Allowance	500	2,000
Gable Apartments (for B Ray Jr)	Apartment Rental	-	2,148
Billy V Ray, Jr	TOTAL		91,648

Michael Oyster	Gross Payroll	20,833	72,917
Michael Oyster	Car Allowance	500	2,000
Michael Oyster	Travel	10,481	4,808
Michael Oyster	Reimburse: ordinary business expenses	800	800
Michael Oyster	TOTAL		80,525

Raymond Smith	Gross Payroll	20,833	72,916
Raymond Smith	Car Allowance	500	2,000
Raymond Smith	Reimburse: ordinary business expenses	190	8,334
Raymond Smith	Travel	262	1,333
Raymond Smith	TOTAL		84,583

Michael Brown	Gross Payroll		52,083

Alec McLarty	Lead Director Fees & Expenses	21,874	51,874
David Gergacz	Director Fees & Expenses	11,108	18,670
Dennis Hayes	Director Fees & Expenses	7,703	12,919
John Jordan	Director Fees & Expenses	11,169	19,062

David Ray	Gross Payroll	-	13,961
Brandon Ray	Gross Payroll	-	11,250

Ayin Tower Management	Affiliate Transfer Out	-	20,300

	TOTAL PAYMENTS TO INSIDERS	$131,753	$456,875

BANKRUPTCY PROFESSIONALS
NAME	DATE OF COURT ORDER AUTHORIZING EMPLOYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID*
Weil, Gotshal & Manges LLP	3/7/2008	n/a	$-	$-	$864,612
Richards, Layton & Finger , P.A.	3/7/2008	n/a	-	-	68,459
Milbank, Tweed, Hadley & McCloy	4/14/2008	n/a	-	-	704,186
Morris, Nichols, Arsht, & Tunnell L	Pending	n/a	-	-	39,185
Michael Brenner	3/7/2008	$42,868	17,868	17,868	31,569
AlixPartners, LLP	3/7/2008	n/a	-	-	1,137,598

Kurtzman Carson Consultants	2/15/2008	n/a	-	-	29,000

Total Payments to Bankruptcy Professionals		n/a	$17,868	$17,868	$2,874,609